UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Shepherd Ave Capital Acquisition Corporation
(Name of Registrant as Specified in its Articles)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Shepherd Ave Capital Acquisition Corporation
221 W 9th St #859
Wilmington, DE 19801

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF
SHEPHERD AVE CAPITAL ACQUISITION CORPORATION

Dear Shareholders of Shepherd Ave Capital Acquisition Corporation:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting (the “Extraordinary General Meeting”) of Shepherd Ave Capital Acquisition Corp., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), to be held on March 11, 2025 at 11:00 a.m., Eastern time, at [location] and virtually via teleconference, for which you must register in advance at: https://forms.office.com/r/CWu1gFA2cC, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting. The accompanying proxy statement is dated February [13], 2025, and is first being mailed to shareholders of the company on or about February [14], 2025.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy. It is strongly recommended that you complete and return your proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

•        Proposal No. 1 — The Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Shepherd Ave Capital Acquisition Corporation to Aifeex Nexus Acquisition Corporation (the “Name Change”) and, promptly following the approval of the Name Change, the amendment of the company’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

•        Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Name Change Proposal is to enable the Company to change its name from Shepherd Ave Capital Acquisition Corporation to “Aifeex Nexus Acquisition Corporation.”

The Company proposes to effect the name change so that our corporate profile is more in line with current global trends and better represents the Company and management. Other than the name change, there is no change to our business, including without limitation, our insider and management, business strategy and acquisition criteria and effecting a business combination. In addition, the sponsor has agreed to loan the expenses in connection with the name change, as a result of which we do not expect any impact on the use of our current working capital.

If the Name Change Proposal is approved, the Company will submit a request to the Nasdaq Capital Market LLC to apply to change its ticker symbols for the Units, Class A ordinary shares and rights listed on the Nasdaq Global Market, from “SPHAU”, “SPHA” and “SPHAR”, in each case, to “AFXU”, “AFX” and “AFXR”.

The purpose of the Adjournment Proposal is to allow the chairperson of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the Name Change Proposal.

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the issued and outstanding ordinary shares, which include the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares), and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

The board has fixed the close of business on February 10, 2025, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of the Record Date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Name Change Proposal is implemented, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by March 6, 2026 (or June 6, 2026, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by March 6, 2026, as described in more detail in this prospectus) (the “Outside Date”). If an initial business combination is not consummated by the Outside Date, the Company will redeem its public shares.

All of our shareholders are cordially invited to attend, vote, and submit your questions during the Extraordinary General Meeting at [location] and virtually via teleconference, for which you must register in advance at: https://forms.office.com/r/CWu1gFA2cC.

To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible and not less than 48 hours before the time for holding the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ordinary shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes (as defined below) at the Extraordinary General Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible and not less than 48 hours before the time for holding the Extraordinary General Meeting. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

On behalf of the Board of Directors (the “Board”), we would like to thank you for your support of Shepherd Ave Capital Acquisition Corporation.

February [13], 2025

By Order of the Board,

William W. Snyder, Chairman and CEO

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

This proxy statement is dated February [13], 2025 and is first being mailed to our shareholders with the form of proxy on or about February [14], 2025.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Shepherd Ave Capital Acquisition Corporation
221 W 9th St #859
Wilmington, DE 19801

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON MARCH 11, 2025

Dear Shareholders of Shepherd Ave Capital Acquisition Corporation:

NOTICE IS HEREBY GIVEN that the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Shepherd Ave Capital Acquisition Corporation, a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), will be held on March 11, 2025, at [location] and virtually via teleconference, for which you must register in advance at: https://forms.office.com/r/CWu1gFA2cC, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders of February 10, 2025 (the “Record Date”) are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting.

The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

•        Proposal No. 1 — The Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Shepherd Ave Capital Acquisition Corporation. to Aifeex Nexus Acquisition Corporation (the “Name Change”) and, promptly following the approval of the Name Change, the amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

•        Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the issued and outstanding ordinary shares, which include Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The Company proposes to effect the name change so that our corporate profile is more in line with current global trends and better represents the Company and management. Other than the name change, there is no change to our business, including without limitation, our insider and management, business strategy and acquisition criteria and effecting a business combination. In addition, the sponsor has agreed to loan the expenses in connection with the name change, as a result of which we do not expect any impact on the use of our current working capital.

If the Name Change Proposal is approved, the Company will submit a request to the Nasdaq Capital Market LLC to apply to change its ticker symbols for the Units, Class A ordinary shares and rights listed on the Nasdaq Global Market, from “SPHAU”, “SPHA” and “SPHAR”, in each case, to “AFXU”, “AFX” and “AFXR”.

Only shareholders of record of the company as of the close of business on February 10, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment thereof. Each ordinary share entitles the holder thereof to one vote. On the Record Date, there were 11,025,500 ordinary shares issued and outstanding, including (i) 8,869,250 Class A ordinary shares and (ii) 2,156,250 Class B ordinary share. The company’s rights do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

February [13], 2025

By Order of the Board,

William W. Snyder, Chairman and CEO

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON MARCH 11, 2025

This Notice of Extraordinary General Meeting and Proxy Statement, our final prospectus, as filed with the Securities and Exchange Commission (the “SEC”, File No. 333-280986) on December 5, 2024 (our “IPO Prospectus”), are available at www.sec.gov.

i

SHEPHERD AVE CAPITAL ACQUISITION CORPORATION
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 11:00 a.m., Eastern time, on March 11, 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Extraordinary General Meeting of Shepherd Ave Capital Acquisition Corporation, a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), and any adjournments thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on March 11, 2025, at [location] and virtually via teleconference, for which you must register in advance at: https://forms.office.com/r/CWu1gFA2cC, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Risk Factors” of the Company’s IPO Prospectus, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our IPO Prospectus and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our IPO Prospectus and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Because we are not limited to a particular industry, sector or geography or any specific target businesses with which to pursue our initial business combination, you will be unable to ascertain the merits or risks of any particular target business’s operations.

Although we are proposing a name change to our Company to better align our corporate profile with global trends and better represent our Company and its management, we do not seek any change to our business strategy or acquisition criteria. As provided in the IPO Prospectus, we may seek to complete a business combination with an operating company of any size (subject to our satisfaction of the 80% of net assets test) and in any industry, sector or geography. However, we will not, under our amended and restated memorandum and articles of association, be permitted to effectuate our initial business combination solely with another blank check company or similar company with nominal operations. Because we have not yet selected or approached any specific target business with respect to a business combination, there is no basis to evaluate the possible merits or risks of any particular target business’s operations, results of operations, cash flows, liquidity, financial condition or prospects. To the extent we complete our initial business combination, we may be affected by numerous risks inherent in the business operations with which we combine. For example, if we combine with a financially unstable business or an entity lacking an established record of sales or earnings, we may be affected by the risks inherent in the business and operations of a financially unstable or development stage entity. Although our directors and officers will endeavor to evaluate the risks inherent in a particular target business, we cannot assure you that we will properly ascertain or assess all of the significant risk factors or that we will have adequate time to complete due diligence. Furthermore, some of these risks may be outside of our control and leave us with no ability to control or reduce the chances that those risks will adversely impact a target business. We also cannot assure you that an investment in our units will not ultimately prove to be less favorable to our investors than a direct investment, if such opportunity were available, in a business combination target. Accordingly, any shareholder or warrant holder who chooses to remain a shareholder or warrant holder, respectively, following our initial business combination could suffer a reduction in the value of their securities. Such shareholders and warrant holders are unlikely to have a remedy for such reduction in value.

Although we have identified general criteria and guidelines that we believe are important in evaluating prospective target businesses, we may enter into our initial business combination with a target that does not meet such criteria and guidelines, and as a result, the target business with which we enter into our initial business combination may not have attributes entirely consistent with our general criteria and guidelines.

Although we have identified general criteria and guidelines for evaluating prospective target businesses, it is possible that a target business with which we enter into our initial business combination will not have all of these positive attributes. If we complete our initial business combination with a target that does not meet some or all of these criteria and guidelines, such combination may not be as successful as a combination with a business that does meet all of our general criteria and guidelines. In addition, if we announce a prospective business combination with a target that does not meet our general criteria and guidelines, a greater number of shareholders may exercise their redemption rights, which may make it difficult for us to meet any closing condition with a target business that requires us to have a minimum net worth or a certain amount of cash. In addition, if shareholder approval of the transaction is required by applicable law or stock exchange listing requirements, or we decide to obtain shareholder approval for business or other reasons, it may be more difficult for us to attain shareholder approval of our initial business combination if the target business does not meet our general criteria and guidelines. If we have not completed our initial business combination within the completion window, our public shareholders may receive only approximately $10.00 per share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.

Recent and future federal legislative, regulatory and executive actions on outbound investment involving national security and foreign ownership restrictions or requirements may substantially limit the pool of potential targets, impact our abilities to find a suitable target for business combination, or substantially or severely prolong the time and resources needed for completing business combination.

In recent years, the U.S. Government has expressed concerns with the national security implications for U.S. persons to invest in or enter in transactions with foreign persons in certain jurisdictions, such as China, Russia, and other foreign adversaries. In addition to risks associated with the review of potential transactions under the CFIUS regime as described in the IPO Prospectus, the U.S. Congress and various executive agencies, including the Department of Commerce, Department of Treasury, and the Department of Justice, have enacted, imposed or proposed a series of measures aimed at increasing oversight of certain commercial transactions or investments involving companies controlled by foreign adversaries or incorporated in those jurisdictions.

For example, in August 2023, the President issued Executive Order 14105, which addresses national security risks arising from outbound equity investment by U.S. persons and entities they control in covered foreign persons engaging in certain sensitive technologies and products. The order asked the Department of Treasury to establish an outbound investment review regime (the “Outbound Investment Review Regime”) to screen outbound capital flows that can be exploited to accelerate development of technologies used to support the military, intelligence, surveillance, and cyber-enabled capabilities of a country of concern through advancement of technologies and products in certain particularly sensitive areas. The order cited China (including Hong Kong and Macau) as a country of concern. On October 28, 2024, after a notice-and-comment process, the Treasury Department published final rules (the “Outbound Investment Review Final Rules”) to implement the Outbound Investment Review Regime, which went into effect on January 2, 2025. The Outbound Investment Review Rules prohibited U.S. persons from engaging in outbound investments or transactions involving Chinese persons and entities(including China, Hong Kong and Macau) involving specified products and technologies in the (i) semiconductors and microelectronics, (ii) quantum information technologies, and (iii) artificial intelligence model (AI) model above specified thresholds of computing power or developed for specified end uses (“Relevant Technologies”), while requiring notifications for certain other outbound investment transactions involving the Relevant Technologies.

The Outbound Investment Review Regime, together with enhanced powers assigned to the Committee on Foreign Investment in the United States (CFIUS), export control and trade restrictions managed by the Department of Commerce, and the economic sanctions regime managed by the Office of Foreign Asset Control (OFAC) within the Department of Treasury, could result in increased scrutiny of transactions involving companies controlled by foreign adversaries or incorporated in those jurisdictions.

Although we have identified general criteria and guidelines for evaluating prospective target businesses, we may seek to complete a business combination with an operating company of any size (subject to our satisfaction of the 80% of net assets test) and in any industry, sector or geography. As of the date hereof, we have not identified any particular target that may be subject to the Outbound Investment Review Regime, and we may not identify or seek to engage in a business combination with any target that may be subject to the Outbound Investment Review Regime in the future.

Certain parts of the Outbound Investment Review Rules are highly technical and may require a subject company to engage in third-party experts or consultants to evaluate and advise on the application and scope of the rules to a particular transaction. Besides, the rules outright prohibited certain types of transactions while subject others to a screening process, and violations of the rules may give rise to potentially stiff administrative, civil or criminal penalties. Therefore, given the novelty, recentness and complexity of the Outbound Investment Review Rules, there is significant uncertainties as to how the Outbound Investment Review Rules will be implemented. The uncertainties over the scope and implementation of the rules may limit the potential pools of targets for our business combination search, given that some target businesses may no longer seek U.S. investment or public listing in the U.S., notwithstanding the applicability of the rules over their business. Our management may also significant curtail our search of any target that are incorporated in or with substantial operations in a subject jurisdiction or subject industry, notwithstanding the reach of the rules.

However, while we will not engage in a prohibited transaction under the Outbound Investment Review Regime, in the case that we proceed with a business combination that could fall within Outbound Investment Review Rules’ jurisdiction or becomes a notifiable transaction, we may be required to make a mandatory filing, determine to submit a voluntary notice to the Treasury Department, or seek independent expert opinion or report to advise us on the applicability of the relevant rules. In addition, the Treasury Department may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining its clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review could be lengthy. We may be forced to expend significant financial resources to seek third party expert opinion or report, or to secure regulatory clearance. Because we only have 15 months (or up to 18 months, as applicable) to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per ordinary share initially, and our rights will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the Extraordinary General Meeting to be held in person and via the Internet on March 11, 2025 or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On December 6, 2024, the Company consummated IPO of 8,625,000 units (including 1,125,000 units issued upon the full exercise of the over-allotment option, the “Units”). Simultaneously with the consummation (the “closing”) of the IPO and the sale of the Units, the Company consummated the Private Placement of 244,250 units (the “Private Placement Units”) to the Sponsor, at a price of $10.00 per Private Placement Unit, generating total proceeds of $2,442,500. Each Unit and each Private Placement Unit consists of one Class A ordinary share, and one right to receive of one-fifth of one Class A ordinary share upon the completion of the initial Business Combination. Of the gross proceeds received from our IPO and the sale of the private placement warrants, we deposited $86,250,000 in the Trust Account.

What is being voted on?

You are being asked to vote on the following proposals:

•        Proposal No. 1 — The Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Shepherd Ave Capital Acquisition Corporation to Aifeex Nexus Acquisition Corporation (the “Name Change”) and, promptly following the approval of the name change, the amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

•        Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

You are not being asked to vote on an initial business combination at this time. If the Name Change Proposal is implemented, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial March 6, 2026 (or June 6, 2026, as applicable), the company will redeem its public shares.

Why is the Name Change Proposal being proposed?

The Company proposes to effect the name change so that our corporate profile is more in line with current global trends and better represents the Company and management. Other than the name change, there is no change to our business as set forth in the Company’s IPO Prospectus, including without limitation, our insider and management, business strategy and acquisition criteria and effecting a business combination. In addition, the sponsor has agreed to loan the expenses in connection with the name change, as a result of which we do not expect any impact on the use of our current working capital.

If the Name Change Proposal is approved, the Company will submit a request to the Nasdaq Capital Market LLC to apply to change its ticker symbols for the Units, Class A ordinary shares and rights listed on the Nasdaq Global Market, from “SPHAU”, “SPHA” and “SPHAR”, in each case, to “AFXU”, “AFX” and “AFXR”.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held on March 11, 2025, at 11:00 a.m., Eastern time, at [location] and virtually via teleconference, for which you must register in advance at: https://forms.office.com/r/CWu1gFA2cC (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place that the meeting may be adjourned.

The Extraordinary General Meeting will comply with the meeting rules of conduct which will be available at the meeting. We encourage you to access the Extraordinary General Meeting prior to the start time. Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

When would the Board abandon the Name Change Proposal?

Our Board will abandon the Name Change Proposal if our shareholders do not approve the proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “initial shareholders”) collectively have the right to vote 21.78% of the Company’s issued and outstanding ordinary shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the Extraordinary General Meeting.

The Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any Class A ordinary shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Extraordinary General Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the proposal. The Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Any such transactions will be disclosed by the filing of a Current Report on Form 8-K prior to the date of the meeting.

What vote is required to approve the Name Change Proposal?

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the meeting to give the Company more time to seek approval of the Name Change Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the meeting to a later date for the purpose of soliciting additional proxies.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

What if I do not want to a proposal to be approved?

If you do not want a proposal to be approved, you must vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes (as defined below) at the Extraordinary General Meeting.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

You are not able to exercise redemption rights in connection with a vote to approve the proposals in this Extraordinary General Meeting. However, assuming you will be able to vote on a proposed initial business combination. If you disagree with an initial business combination, you will retain your right to redeem your Class A ordinary shares upon consummation of such initial business combination, subject to any limitations set forth in our Articles.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., at P.O. Box 13581, Des Moines, WA 98198, so that it is received by the Company prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on March 11, 2025). Shareholders also may revoke their proxy by sending a notice of revocation to Advantage Proxy, which must be received by the Company’s secretary prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person or via the Internet. Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, and abstentions for each of the proposal. A shareholder’s failure to vote by proxy or to vote in person or via the Internet at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes (as defined below) at the Extraordinary General Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that the Name Change Proposal is a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Who can vote at the Extraordinary General Meeting?

Holders of ordinary shares as of the close of business on February 10, 2025 (the “Record Date”) are entitled to vote at the Extraordinary General Meeting. On the record date, there were 11,025,500 ordinary shares issued and outstanding, including (i) 8,869,250 Class A ordinary shares and (ii) 2,156,250 Class B ordinary shares. The company’s rights do not have voting rights in connection with the proposals.

In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The initial shareholders collectively own 244,250 Class A ordinary shares and all of our issued and outstanding Class B ordinary shares, constituting 21.78% of our issued and outstanding ordinary shares.

Registered Shareholders.

If our shares are registered directly in your name with our transfer agent, VStock, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

“Street Name” Shareholders.

If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the board has determined that the Name Change Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that the company’s shareholders vote “FOR” the proposals.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor our Articles provides for dissenters’ rights for dissenting shareholders in connection with the Name Change Proposal to be voted upon at the Extraordinary General Meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the Extraordinary General Meeting.

How are the funds in the Trust Account being held?

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, the funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act).

How do I vote?

If you are a holder of record of ordinary shares on the record date for the Extraordinary General Meeting, you may vote in person or by Internet attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope not less than 48 hours before the time for holding the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person or via the Internet, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the Extraordinary General Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com. If you wish to attend the Extraordinary General Meeting via the Internet or in person you should contact Advantage Proxy to obtain this information. You should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares not less than 48 hours before the time for holding the Extraordinary General Meeting.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $8,000, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our IPO Prospectus, you should contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

You may obtain additional information about the company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held on March 11, 2025, at 11:00 a.m., Eastern time, at [location] and virtually via teleconference, for which you must register in advance at: https://forms.office.com/r/CWu1gFA2cC (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place that the meeting may be adjourned.

Shareholders are encouraged to attend the meeting via the Internet and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person Extraordinary General Meeting.

At the Extraordinary General Meeting, you will be asked to consider and vote upon a proposal to:

•        Proposal No. 1 — The Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Shepherd Ave Capital Acquisition Corporation to Aifeex Nexus Acquisition Corporation (the “Name Change”) and, promptly following the approval of the Name Change, the amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

•        Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on February 10, 2025 are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment thereof. Each of the ordinary shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 11,025,500 ordinary shares issued and outstanding, including (i) 8,869,250 Class A ordinary shares and (ii) 2,156,250 Class B ordinary share. The company’s rights do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting constitutes a quorum.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will not count as votes cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the proposals.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

Because we consider all of the proposals to be voted on at the Extraordinary General Meeting to be “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Extraordinary General Meeting.

Vote Required

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the ordinary shares, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

If you do not want the proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the proposal. We believe that the Name Change Proposal is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Voting

You can vote your shares at the Extraordinary General Meeting by proxy or by attending the Extraordinary General Meeting via the Internet. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Extraordinary General Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate William W. Snyder to act as your proxy at the Extraordinary General Meeting. One of the aforementioned individuals will then vote your shares at the Extraordinary General Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments of the Extraordinary General Meeting.

Alternatively, you can vote your shares by attending the Extraordinary General Meeting via the Internet.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Extraordinary General Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Extraordinary General Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or against the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on the proposal described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on March 11, 2025). Shareholders also may revoke their proxy by sending a notice of revocation to Advantage Proxy, which must be received by the Company’s secretary prior to the vote at the Extraordinary General Meeting or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 11:00 a.m., Eastern time, on March 11, 2025, at [location] and virtually via teleconference, for which you must register in advance at: https://forms.office.com/r/CWu1gFA2cC.

While shareholders are encouraged to attend the meeting via the Internet, you will be permitted to attend the Extraordinary General Meeting in person at [    ] only to the extent consistent with, or permitted by, applicable law. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope not less than 48 hours before the time for holding the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Advantage Proxy for the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $8,000, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage Proxy at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the Name Change Proposal. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Rights holders do not have appraisal rights in connection with the Name Change Proposal.

Shareholder Proposals

No business may be transacted at a general meeting, including an Extraordinary General Meeting, other than business that is either (i) specified in the Notice of Extraordinary General Meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the Extraordinary General Meeting in accordance with the requirements set forth in the Articles.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters that may properly come before the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, or at any adjournments of the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 221 W 9th St #859, Wilmington, DE 19801. Our telephone number is 302-235-3848.

PROPOSAL NO. 1 — THE NAME CHANGE PROPOSAL

Background

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On December 6, 2024, the Company consummated IPO of 8,625,000 units (including 1,125,000 units issued upon the full exercise of the over-allotment option, the “Units”). Simultaneously with the consummation (the “closing”) of the IPO and the sale of the Units, the Company consummated the Private Placement of 244,250 units (the “Private Placement Units”) to the Sponsor, at a price of $10.00 per Private Placement Unit, generating total proceeds of $2,442,500. Each Unit and each Private Placement Unit consists of one Class A ordinary share, and one right to receive of one-fifth of one Class A ordinary share upon the completion of the initial Business Combination.

Of the gross proceeds received from our IPO and the sale of the private placement warrants, we deposited $86,250,000 in a trust account, maintained by Wilmington Trust, N.A., as trustee, for the benefits of the public shareholders of the Company (the “Trust Account”).

The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of February 10, 2025, funds held in the Trust Account totaled approximately $[    ] million, and were held in U.S. Treasury Bills with a maturity of 185 days or less and in money market funds which invest in U.S. Treasury securities.

Reason for the Name Change Proposal

The purpose of the name change proposal is to amend the name of the Company.

The Company proposes to effect the name change so that our corporate profile is more in line with current global trends and better represents the Company and management. Other than the name change, there is no change to our business, including without limitation, our insider and management, business strategy and acquisition criteria and effecting a business combination. In addition, the sponsor has agreed to loan the expenses in connection with the name change, as a result of which we do not expect any impact on the use of our current working capital.

If the Name Change Proposal is approved, the Company will submit a request to the Nasdaq Capital Market LLC to apply to change its ticker symbols for the Units, Class A ordinary shares and rights listed on the Nasdaq Global Market, from “SPHAU”, “SPHA” and “SPHAR”, in each case, to “AFXU”, “AFX” and “AFXR”.

Shareholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Proposal is adopted.

If the Name Change Proposal is approved, the name change will be reflected in the Amended and Restated Memorandum of Association and Articles of Association, which form is attached to the proxy statement as Annex A.

Vote Required for Approval

Approval of the Name Change Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the issued and outstanding ordinary shares, who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

The Sponsor and all of the Company’s directors and officers are expected to vote all ordinary shares owned by them in favor of the name change. On the record date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 8,869,250 Class A ordinary shares and 2,156,250 Class B ordinary shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Class A and Class B ordinary shares and their respective ownership thereof.

Full Text of Resolution

“IT IS RESOLVED, as a special resolution, that subject to the proposed new name conforming with section 30 of the Companies Act (Revised) of the Cayman Islands, the Company change its name from Shepherd Ave Capital Acquisition Corporation to Aifeex Nexus Acquisition Corporation with immediate effect (the “Name Change”) and immediately following the Name Change being effected, the amendment to the Articles in the form set forth in Annex A hereto to reflect the Name Change be and is hereby approved and confirmed.”

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Name Change Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the name change proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE NAME CHANGE PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposal. We believe the Name Change Proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Extraordinary General Meeting.

Full Text of Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the adjournment proposal is in the best interests of the company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Name Change, our board will approve and declare advisable adoption of the adjournment proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of February 10, 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of the shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding Class A ordinary shares or Class B ordinary shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the rights as the rights are not exchangeable into ordinary shares of the Company within 60 days of February 10, 2025.

The percentages in the following table assume that there are 11,025,500 ordinary shares issued and outstanding, of which 8,869,250 are Class A ordinary shares and 2,156,250 are Class B ordinary shares.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares
William W. Snyder	100,000	0.91%
Jia Peng	60,000	0.54%
Evan M. Graj	20,000	0.18%
Wee Peng Siong	20,000	0.18%
Stephen Markscheid	20,000	0.18%
All directors and officers as a group (seven individuals)	220,000	2.00%

5% Holders
Aitefund Sponsor LLC(2)	2,180,500	19.78%

____________

(1)      Unless otherwise noted, the business address of each of the beneficial owners named in the table above is 221 W 9th St #859, Wilmington, DE 19801.

(2)      Aitefund Sponsor LLC is the record holder of the shares reported herein. Mr. Carmelo Caschetto is the manager and sole member of the sponsor and has voting and investment discretion for and on behalf of the sponsor.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing from us by addressing such request to us at Shepherd Ave Capital Acquisition Corporation, 221 W 9th St #859, Wilmington, DE 19801.

* * *

Annex A

AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION OF SHEPHERD AVE CAPITAL ACQUISITION CORPORATION

SHEPHERD AVE CAPITAL ACQUISITION CORPORATION
(the “Company”)

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

IT IS RESOLVED, as a special resolution, that subject to the proposed new name conforming with section 30 of the Companies Act (Revised) of the Cayman Islands, the Company change its name from Shepherd Ave Capital Acquisition Corporation to Aifeex Nexus Acquisition Corporation with immediate effect (the “Name Change”), and immediately following the Name Change being effected, the amendment to the Articles in the form set forth in Annex A hereto to reflect the Name Change Company be and is hereby approved and confirmed.

Annex A-1

SHEPHERD AVE CAPITAL ACQUISITION CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING TO BE HELD ON MARCH 11, 2025

The undersigned, revoking any previous proxies relating to these shares with respect to the Proposals provided hereof hereby acknowledges receipt of the notice and Proxy Statement, dated February 13, 2025, in connection with the Extraordinary General Meeting in lieu of an annual general meeting to be held at 11:00 a.m. Eastern Time, at [location], and virtually via teleconference, on March 11, 2025, for which you must register in advance at: https://forms.office.com/r/CWu1gFA2cC, or at such other time (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF
PROPOSAL 1 AND PROPOSAL 2 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — Name Change Proposal — to approve, as a special resolution, the change of the Company’s name from Shepherd Ave Capital Acquisition Corporation to Aifeex Nexus Acquisition Corporation (the “Name Change”) and, promptly following the approval of the Name Change, the amendment of the company’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to reflect the Name Change (the “Name Change Proposal”).

For	Against	Abstain
☐	☐	☐

PROPOSAL No. 2 — Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal (the “Adjournment Proposal”), which will be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Name Change Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you intend to attend this meeting            ☐ YES            ☐ NO

Signature of Shareholder:
Date:
Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Share Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ABSTENTIONS WILL BE COUNTED IN CONNECTION WITH THE DETERMINATION OF WHETHER A VALID QUORUM IS ESTABLISHED FOR THE EXTRAORDINARY MEETING BUT WILL HAVE NO EFFECT ON THE OUTCOME OF THE CHARTER AMENDMENT PROPOSAL, THE DIRECTOR RE-ELECTION PROPOSAL, THE AUDITOR APPOINTMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE